SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported): June 30, 2005 (June 24, 2005)

                              FEDDERS CORPORATION
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                      1-8831                   22-2572390
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)

                             505 Martinsville Road
                     Liberty Corner, New Jersey 07938-0813
             (Address of Principal Executive Offices and Zip Code)

                                 (908) 604-8686
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.04    Triggering Events That Accelerate or Increase a Direct Financial
             Obligation or an Obligation under an Off-Balance Sheet Arrangement.

Fedders Corporation (the "Company") has outstanding $155 million in principal amount of 9 7/8% Senior Notes due 2014 (the "Senior Notes"), which are governed by an indenture (the "Indenture") between the Company and U.S. Bank National Association, a national banking association, as trustee (the "Trustee"). As previously announced by the Company and reported in earlier Securities and Exchange Commissions ("SEC") filings, the Company has not filed with the SEC its Annual Report on Form 10-K for the fiscal year ended December 31, 2004 (the "Form 10-K") or its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2005, the filing of which are required under the Indenture.

On May 25, 2005, the Trustee issued a notice that the Company's failure to file the Form 10-K is a default under the Indenture and that the Company was required to file the Form 10-K as required under the Indenture no later than June 24, 2005, the thirtieth day following receipt of the Trustee's notice, in order to avoid an event of default on the Senior Notes. The Company was unable to file the Form 10-K on or prior to June 24, 2005 and therefore an event of default has occurred under the Indenture. Upon the occurrence of an event of default, the Trustee or holders of at least 25% of the aggregate principal amount of the Senior Notes outstanding can declare all Senior Notes to be due and payable immediately. Such acceleration would require an additional notice to the Company.

The Company is in contact with the Trustee on a periodic basis to advise the Trustee of the status of the filing of its Form 10-K. The Company believes it is in compliance with all other terms of the Senior Notes.






                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                FEDDERS CORPORATION

                                                By: /s/ Kent E. Hansen
                                                   ----------------------------
                                                   Kent E. Hansen
                                                   Executive Vice President

Dated:  June 30, 2005